UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 21, 2011

Date of Report (Date of earliest event reported)

Pacific WebWorks, Inc.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-26731 (Commission File Number)	87-0627910 (IRS Employer Identification No.)

230 West 400 South, 1st floor, Salt Lake City, Utah 84101

(Address of principal executive offices)

(801) 578-9020

(Registrant’s telephone number, including area code)

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant

Engagement of New Firm

On April 21, 2011, the Company engaged HJ & Associates, LLC, Certified Public Accountants and Consultants, as our independent registered public accounting firm.  The decision to engage HJ & Associates, LLC was approved by our board of directors and during the two most recent fiscal years ended December 31, 2010 and 2009, and through the date of engagement, neither we nor anyone on our behalf consulted with HJ & Associates, LLC, regarding either:

(i)  the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to us nor oral advice was provided that HJ & Associates, LLC concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

(ii)  any matter that was either the subject of a disagreement or a reportable event.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 25, 2011	PACIFIC WEBWORKS, INC. /s/ Kenneth W. Bell Kenneth W. Bell Chief Executive Officer

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